10.14

                  Assignment and Assumption Agreement between
        CNL Real Estate Advisors, Inc. and CNL Hospitality Partners, LP,
              relating to the Residence Inn - Buckhead (Lenox Park)






                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS AGREEMENT ("Agreement") is made and entered into as of July 31, 1998 by and between CNL REAL ESTATE ADVISORS, INC., a Florida corporation ("Assignor") and CNL HOSPITALITY PARTNERS, LP, a Delaware limited partnership ("Assignee").


                              W I T N E S S E T H:


         WHEREAS, BUCKHEAD RESIDENCE ASSOCIATES, LLC, a Georgia limited liability company ("Seller") and Assignor entered into that certain Hotel Purchase and Sale Agreement ("Contract") dated April 20, 1998, for the purchase of certain premises located in the City of Atlanta, DeKalb County, Georgia ("Property"); and

         WHEREAS, effective as of the date hereof, Assignor wishes to assign and Assignee wishes to assume all of the Assignor's rights and obligations under said Contract.

         NOW, THEREFORE, in consideration of the above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Assignor hereby assigns to Assignee all of its right, title and interest in and to the Contract.

         2. Assignor hereby assigns to Assignee all of its right, title and interest in and to any and all deposits paid by Assignor pursuant to paragraph
3. of the Contract.

         3. Assignee hereby assumes, agrees to be bound by and undertakes to perform each and every one of the terms, covenants and conditions contained in the Contract. The Assignee further assumes all obligations and liabilities of Assignor under the Contract in all respects as if the Assignee were the original party to the Contract.

         4. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, successors and assigns.

         5. This Agreement sets forth the entire understanding of the parties and it may not be changed except by a written document signed by the parties hereto.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)




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         IN WITNESS  WHEREOF,  Assignor and Assignee have caused this instrument to be executed as of the day and year first above written.

WITNESSES:                                 ASSIGNOR:


                                           CNL REAL ESTATE ADVISORS, INC.
                                           a Florida corporation
/s/ Krista J. Ayers
Witness

/s/ Regina V. Cleveland                    By:    /s/ Charles A. Muller
Witness                                    Print Name:    Charles A. Muller
                                           Title:   Executive Vice President

                                           ASSIGNEE:

                                           CNL HOSPITALITY PARTNERS LP, a
                                           Delaware limited partnership

/s/ Krista J. Ayers                        By: CNL HOSPITALITY GP CORP., a
Witness                                        Delaware corporation

/s/ Regina V. Cleveland                        By:   /s/ Charles A. Muller
Witness                                        Print Name:   Charles A. Muller
                                               Title:   Executive Vice President

The undersigned, as Seller under the Contract hereby consents to this Assignment and Assumption Agreement.

                                   SELLER:

                                   BUCKHEAD RESIDENCE
                                   ASSOCIATES, L.L.C., a Georgia limited
                                   liability company

                                   By:      Stormont Trice Development
                                            Corporation, a Georgia corporation,
                                            Managing Member

/s/ Krista J. Ayers                         By:    /s/ James M. Stormont, Jr.
Witness                                     Name:     James M. Stormont, Jr.
                                            Title:   Vice President
/s/ William T. Dymond, Jr.
Witness



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